Exhibit 99.1
Richard K. Davis Chairman, President and CEO September 9, 2008 Lehman Brothers Global Financial Services Conference

3 Forward-looking Statements This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These statements often include the words "may," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including changes in general business and economic conditions, developments in the residential and commercial real estate markets, changes in interest rates, deterioration in the credit quality of our loan portfolios or in the value of the collateral securing those loans, deterioration in the value of securities held in our investment securities portfolio, legal and regulatory developments, increased competition from both banks and non-banks, changes in customer behavior and preferences, effects of mergers and acquisitions and related integration, effects of critical accounting policies and judgments, and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to our Annual Report on Form 10-K for the year ended December 31, 2007, on file with the Securities and Exchange Commission, including the sections entitled "Risk Factors" and "Corporate Risk Profile." Forward-looking statements speak only as of the date they are made, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

5 U.S. Bancorp Businesses Regional Consumer and Business Banking Wealth Management National Wholesale Banking Trust Services Global Payments

U.S. Bancorp Businesses Asset Size $247 billion Deposits $135 billion Loans $166 billion Customers 14.9 million NYSE Traded USB Market Capitalization* $57 billion Founded 1863 Bank Branches 2,542 ATMs 4,895 2Q08 Dimensions Regional Consumer and Business Banking Wealth Management National Wholesale Banking Trust Services Global Payments * Market Value as of September 5, 2008

U.S. Bancorp - Positioned for Growth Investing for Growth Deepening Customer Relationships Product Innovation Expanding Product and Distribution Maximize Shareholder Value Strong Core Financial Institution Core Products & Service Distinctive Capabilities Financial Performance Credit Quality and Industry Issues Focus on Growth

Peer USB USB Median Rank Return on Assets 1.71% 0.53% 1 Return on Common Equity 19.6% 6.4% 1 Efficiency Ratio 45.5% 60.6% 1 Net Interest Margin 3.58% 3.22% 3 Performance Metrics 2Q08 YTD Source: company reports Peer Banks: BAC, BBT, CMA, FITB, KEY, NCC, PNC, RF, STI, USB, WB, WFC and WM

Profitability 2Q08 YTD Excluding securities gains (losses) net * Core fee income excludes $492 million VISA gain and $62 million net effect of the adoption of SFAS 157 Consumer Wholesale PCTAM Payments Treas & Corp Support Revenue 38 18 12 24 8 2004 2005 2006 2007 2008 YTD Fee Income 0.441 0.465 0.502 0.514 0.505 Core 0 0 0 0 0.027 Revenue Mix By Business Line Fee Income / Total Revenue Consumer 38% Payments 24% Wealth Mgmt 12% Wholesale 18% Other 8% Reported Core *

2Q07 3Q07 4Q07 1Q08 2Q08 Loans 145.7 147.5 151.5 155.2 163.1 Deposits 119 119.1 125.4 130.9 135.8 Loan and Deposit Growth Average Balances Year-Over-Year Growth $ in billions 12.0% $163.1 4.5% $145.7 4.3% $147.5 5.4% $151.5 7.3% $155.2 14.1% $135.8 (1.9%) $119.0 (0.7%) $119.1 3.7% $125.4 8.4% $130.9

2Q07 3Q07 4Q07 1Q08 2Q08 Net Interest Income 1650 1685 1763 1830 1830 Noninterest Income 1882 1870 1807 1865 1846 Profitability Total Revenue Year-Over-Year Growth 9.4% $3,863 1.6% $3,532 3.1% $3,555 3.7% $3,570 $ in millions Excluding securities gain (losses) net * 1Q08 excludes $492 million VISA gain and $62 million net effect of the adoption of SFAS 157 9.1% * $3,695 5.7% 5.4% 3.4% 8.3% 3.9%

Profitability $ in millions, taxable-equivalent basis * Core basis excludes $492 million VISA gain, $62 million net effect of the adoption of SFAS 157, securities gains (losses) net and $47 million one-time expense Operating Income Year-Over-Year YTD Growth

USB PNC BBT WFC RF BAC STI CMA FITB KEY WB NCC WM ROE 0.355 0.258 0.252 0.214 0.145 0.131 0.126 0.094 0.067 -0.1 -0.111 -0.161 -0.359 Industry Leading Capital Generation Trailing 4 quarters, Source: SNL Net income adj for tax-affected amortization Return on Tangible Equity

2004 2005 2006 2007 2Q08 Tier 1 Capital Ratio 0.086 0.082 0.088 0.083 0.085 Total Risk-Based Capital Ratio 0.131 0.125 0.126 0.122 0.125 Capital Ratios Target = 12.0% Target = 8.5% Source: SNL Peer Banks: BAC, BBT, CMA, FITB, KEY, NCC, PNC, RF, STI, USB, WB, WFC and WM Peer Median = 8.25%

Performance Summary Industry-leading profitability Advantageous mix of fee-based businesses Accelerating loan and deposit growth Revenue growth driven by increases in both net interest income and fees Solid growth in core operating income Industry-leading capital generation Strong capital position

Credit Quality Credit quality positively impacted by: Conservative approach to risk management Diversification of portfolio by industry, geography and customer segments Limited amount of leveraged lending: 1.9% of total loans Predominantly prime-based residential mortgage and home equity portfolio Prime credit card portfolio

Credit Quality Credit quality negatively impacted by: Residential construction: $3.7 billion (represents only 2.2% of total loans) Consumer Finance Division residential and home equity portfolio, including $3.9 billion of sub-prime loans (represents only 2.4% of total loans) Continuing economic slowdown, led by home sales and pricing and the impact of higher fuel prices on businesses and consumers

Credit Quality 2003 2004 2005 2006 2007 Charge-off Ratio 0.0107 0.0064 0.0052 0.0039 0.0054 NPA Ratio 0.0098 0.006 0.0047 0.0041 0.0045 2Q07 3Q07 4Q07 1Q08 2Q08 Charge-off Ratio 0.0053 0.0054 0.0059 0.0076 0.0098 NPA Ratio 0.0039 0.0043 0.0045 0.0053 0.0068 Net Charge-off Ratio NPA Ratio NCO Ratio = net charge-offs annualized as a % of average loans NPA Ratio = nonperforming assets to total loans and other real estate Annual Quarterly

Credit Quality - Peer Comparison Source: company reports Peer Banks: BAC, BBT, CMA, FITB, KEY, NCC, PNC, RF, STI, USB, WB, WFC and WM USB Peer Banks USB 1.073 0 Low 0 1.1 Median 0 1.556 High 0 6.231 Growth in Net Charge-offs 2Q08 vs 2Q07 USB Peer Banks USB 1.009 0 Low 0 0.925 Median 0 1.151 High 0 2.389 Growth in Nonperforming Assets 2Q08 vs 2Q07 107.3% 110.0% 265.6% 888.7% 446.5% 207.6% 92.5% 100.9% High Median Low High Median Low

35 Commercial Real Estate By Property Type, $31.2 Billion Balance of the portfolio is well-diversified by property type, with over one third owner occupied Residential Construction portfolio showing stress - $3.7 billion portfolio Limited exposure to condo projects - $0.9 billion Owner Occupied Office Retail Lodging Multi-Family Other Commercial Properties Condo Other CRE 0.354 0.083 0.102 0.036 0.137 0.148 0.103 0.037 Owner Occupied 34.6% Other 14.8% Multi-Family 14.5% Office 8.6% Retail 11.3% Lodging 4.4% As of 6/30/08 Residential Construction Condo 2.8% Residential Construction Other 9.0% MIDWEST $0.3 SOUTH $0.2 NORTH EAST $0.3 WEST $2.9 $1.2 Residential Construction By Geography

37 Residential Mortgage & Home Equity Residential Mortgages & Home Equity, $40.8 Billion Credit trends continue to show strong credit quality in the traditional portfolio Stress primarily in the Consumer Finance Division portfolio 2Q 07 3Q 07 4Q 07 1Q 08 2Q08 Total ($17.5B) 0.0041 0.0049 0.0053 0.0073 0.0113 Consumer Finance ($2.1) 0.024 0.0302 0.0299 0.0429 0.0693 Traditional ($15.4) 0.0014 0.0017 0.0022 0.0027 0.0035 2Q 07 3Q 07 4Q 07 1Q 08 2Q08 Total ($23.3B) 0.0028 0.003 0.003 0.0046 0.0091 Consumer Finance ($10.0) 0.0058 0.0064 0.0057 0.0085 0.0169 Traditional ($13.3) 0.0006 0.0006 0.0009 0.0015 0.0033 Residential Mortgages Home Equity Net Charge-off Ratio Net Charge-off Ratio Consumer Finance $10.0 Billion Traditional $13.3 Billion Consumer Finance $2.1 Billion Traditional $15.4 Billion As of 6/30/08 NCO Ratio = net charge-offs annualized as a % of average loans Trad CF Res Mtg 13.3 10 Trad CF HE 15.4 2.1 Traditional Consumer Finance Total

39 Other Retail Loans By Loan Type, $26.7 Billion Retail auto leasing - high quality portfolio (average FICO 752): however, end of term lease valuations are deteriorating Auto loans - high quality portfolio (average FICO 744): both direct (20%) and indirect (80%) originations Automobile Retail Leasing Installment Student Revolving Credit Other 9487 5367 5518 3531 2835 Automobile $9.5 Retail Auto Leasing $5.4 Installment $5.5 Revolving Credit $2.8 Student $3.5 2Q07 3Q07 4Q07 1Q08 2Q08 Retail Leasing 0.0024 0.0019 0.0039 0.0049 0.0058 Auto Loans 0.0036 0.0045 0.0062 0.0079 0.0072 Net Charge-off Ratio Auto Lending As of 6/30/08 NCO Ratio = net charge-offs annualized as a % of average loans

41 Restructured Loans In late 2005 implemented programs to identify and assist retail customers to meet minimum payment requirements In late 2007 began implementing a mortgage loan restructuring program for certain qualifying borrowers Sub-prime borrowers, that are current in their repayment status, are allowed to retain the lower of their existing interest rate or the market rate as of their interest reset date In 2008 Commercial and CRE restructuring activity increased due to stress in the home building industry 2Q07 4Q07 2Q08 Comm & CRE 12 21 118 Res Mtg 87 157 468 Credit Card 291 324 384 Other Retail 45 49 59 435 1,029 551 Expect restructured loan balances to continue to increase as more customers are qualified for programs

43 Credit Quality Summary 3Q08 Forecast Net charge-offs to increase approximately 25% - 28% compared to 2Q08 (35% linked quarter increase 2Q08 vs 1Q08) Nonperforming assets to increase approximately 27% - 32% compared to 2Q08 (34% linked quarter increase 2Q08 vs 1Q08) Allowance for loans adequate as of 6/30/08 - reserve build will continue in 3Q08 2Q07 3Q07 4Q07 1Q08 2Q08 Charge-off Ratio 0.0053 0.0054 0.0059 0.0076 0.0098 Charge-off Ratio 0.0053 0.0054 0.0059 0.0076 0.0098 NPA Ratio 0.0039 0.0043 0.0045 0.0053 0.0068 NPA Ratio 0.0039 0.0043 0.0045 0.0053 0.0068 Net Charge-off Ratio NPA Ratio NCO Ratio = net charge-offs annualized as a % of average loans NPA Ratio = nonperforming assets to total loans and other real estate

45 Reserve Methodology Reserve Methodology Wholesale Portfolio - a function of risk ratings and net inherent loss rates Retail / Small Business - a function of a rolling 1 year estimate of losses Impaired loans - specific reserve for non-accrual and restructured loans Reserve methodology also includes management judgement and considers uncertainty/volatility of loss estimates given current economic conditions Reserve Build Later and less severe than peers Continue building reserve until the outlook for credit improves 2Q07 3Q07 4Q07 1Q08 2Q08 USB 1 1 1 1.66 1.51 Peer Banks 1.17 1.37 2.04 2.18 2.18 Provision / Net Charge-offs USB Peer Banks USB 2.33 0 Low 0 0.58 Median 0 0.4 High 0 0.76 2Q08 Allowance / NPA's 174% 98% 58% 233% High Median Low Rank #1 USB Peer Bank Total Peer Banks: BAC, BBT, CMA, FITB, KEY, NCC, PNC, RF, STI, USB, WB, WFC and WM

47 Current Banking Environment Industry Issue GSE debt and equity exposure ABCP/SIV exposure Liquidity and Capital Auction-rate securities USB Position Perpetual preferred stock: $97 million book value 3Q08 potential impairment: up to 100% $3.0 billion purchased from affiliated money market funds 4Q07 $426 million impairment (over prior 3 quarters) $2.0 billion on balance sheet as of 6/30/08 3Q08 impairment likely: $150 - $250 million Strong debt rating; AA+ S&P (L-T Deposits), Aa1 Moody's (L-T Deposits) Strong capital; 2Q08: Tier 1 capital ratio 8.5%, 3Q08: Tier 1 capital ratio approximately 8.3% Not an underwriter or re-marketer of securities Addressing liquidity needs of customers Immaterial financial impact

49 U.S. Bancorp Investing for Growth Investing for Growth Deepening Customer Relationships Product Innovation Expanding Product and Distribution Maximize Shareholder Value Strong Core Financial Institution Core Products & Services Distinctive Capabilities Corporate-wide Enterprise Revenue Office Employee Engagement National Media Campaign Business Line National Corporate Banking PowerBank In-Store & On-Site Banking Wealth Mgmt Initiative Healthcare Payments International Payments Expansion .... and more

Enterprise Revenue Office Building Deeper Relationships Cross-organizational effort to deepen relationships with customers Customer Council 27 Senior Managers representing every major Business Unit and Support Area, primarily focused on identifying new revenue growth opportunities at the customer level Innovation Ideas that create value for customers and USB shareholders by dramatically changing existing products or by creating new markets, products, processes or business models

53 Building Deeper Relationships Progressing Toward Full Roll-out Integrated Payments Product Delivery Industry Specific Product Solutions Small Business Segmented Delivery Model One-stop Corporate Liquidity Services Simplified Merchant Product Deepen Mortgage Product Penetration Extend Benefits of BLAST Consumer Packages Small Business Packages Wholesale Relationship Review 10 Initiatives Underway Beginning Full Roll-out

55 Building Deeper Relationships 3 Initiatives Beginning Full Roll-out Consumer Package Pilot Highlights (exceeding expectations) > 45% of new DDA customers are selecting a Consumer Package ~ 13% improvement in customer attrition Small Business Package Pilot Highlights (exceeding expectations) > 55% of new DDA customers are selecting a Small Business Package > 50% improvement in product penetration compared to new DDA customers that do not choose a package Relationship Review Pilot Highlights (strong start) 291 Relationship Review meetings have identified 466 opportunities to increase wallet-share totaling ~ $11.0 million in incremental annual revenue potential ~ 11,000 relationships will be reviewed over the next 12 - 15 months

57 Employee Engagement Connect employees to a shared purpose, vision and values Create a more loyal, committed, productive and engaged workforce Identify, reward and retain talented employees Provide opportunities for growth and development to all employees Develop strong leaders with the skills to identify and build talent

59 Employee Engagement Introduced new incentive compensation program for 2008 Expanded employee development programs All employee meeting January 2008 introduced: Employee assistance fund Five-star volunteer day Year-end 2008 appreciation bonus Conducted all employee survey with 85% response rate

61 National Media Campaign Multimedia advertising campaign focused on the core strength and stability of U.S. Bancorp Campaign debuted August 1 with full page ad in The Wall Street Journal Campaign expanded on September 1 to national and local television, radio and print

63 National Media Campaign

Maximize Shareholder Value Investing for Growth Deepening Customer Relationships Product Innovation Expanding Product and Distribution Maximize Shareholder Value Strong Core Financial Institution Core Products & Service Distinctive Capabilities Financial Performance Credit Quality and Industry Issues Focus on Growth Shareholder Focus Total Shareholder Return

Shareholder Focus Lower risk, lower volatility in earnings stream given current market environment Industry-leading profitability High return of earnings to shareholders - U.S. Bancorp has paid a dividend for 145 consecutive years Strong capital and liquidity positions Excellent cost control Investing for future growth

Total Shareholder Return Source: FactSet Annualized returns 3 Year 5 Year 1 Year As of 9/5/08 U.S. Bancorp 9.1% 8.2% 11.3% S&P 500 Commercial Bank Index (30.7)% (8.0)% (0.2)% S&P 500 Index (13.8)% 2.6% 6.0%

U.S. Bancorp

Consistent Predictable Repeatable U.S. Bancorp

Richard K. Davis Chairman, President and CEO September 9, 2008 Lehman Brothers Global Financial Services Conference